                                                                    EXHIBIT 10.4

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into as of October 21, 2003, by and between Robert Wenzel, an individual resident of the State of Minnesota ("Employee"), and Horizon Medical Products, Inc., a Georgia corporation ("Employer");

                              W I T N E S S E T H:

         WHEREAS, Employee and Employer entered into that certain Employment Agreement dated May 8, 2002, as amended by Amendment to Employment Agreement dated November 12, 2002 (collectively, the "Employment Agreement"), and desire to amend the Employment Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

         1. The Employment Agreement is hereby amended by deleting Section 1 in its entirety and by substituting in lieu thereof the following new Section 1:

                           Subject to the terms hereof, the Employer hereby
                  employs Employee, and Employee hereby accepts such employment. Employee will serve as President and Chief Operating Officer of Employer and will be responsible for the operating plans, policies, and profitability of the total Company, subject to the direction of the Chief Executive Officer and the Board of Directors of Employer, with specific duties to include those matters set forth in Exhibit "A" attached hereto. Employee agrees to devote his full business time and best efforts to the performance of such duties and other duties that the Chief Executive Officer or the Board of Directors of Employer (the "Board of Directors") may assign to Employee from time to time. Employee will report to the Chief Executive Officer and his employment with Employer may be terminated by the Chief Executive Officer.

         2. The Employment Agreement is hereby amended by deleting the first paragraph in Section 2 in its entirety and by substituting in lieu thereof the following first paragraph in Section 2:

                           The term of Employee's employment hereunder (the
                  "Term") shall be from May 8, 2002 (the "Effective Date") until the earlier of (i) October 31, 2005 or (ii) the occurrence of any of the following events:

         3. The Employment Agreement is hereby amended by deleting subsection (c) in Section 2 in its entirety and by substituting in lieu thereof the following subsection (c) in Section 2:

                   (c) The termination of this Agreement by Employee upon at least one hundred twenty (120) days prior written notice.

         4. The Employment Agreement is hereby amended by deleting subsection (d) in Section 2 in its entirety and by substituting in lieu thereof the following subsection (d) in Section 2:

                  (d) The termination of this Agreement by Employer without cause upon at least one hundred twenty (120) days prior written notice.

         5. The Employment Agreement is hereby amended by deleting subsection (a) in Section 3.1 in its entirety and by substituting in lieu thereof the following subsection (a) in Section 3.1:

                  (a) SALARY. Upon the occurrence of the Effective Date (as defined below), but effective as of October 21, 2003, Employee will be paid a Salary of no less than Two Hundred Fifty Thousand Dollars ($250,000.00) per annum, less deductions and withholdings required by applicable law. The Salary shall be paid to Employee in equal monthly installments (or on such more frequent basis as other executives of Employer are compensated). The "Effective Date" means the effective date on which the due date for the principal repayment of the subordinated notes of Employer is extended from March 16, 2004 to July 16, 2005 pursuant to the provisions of Amendment No. 1 to Note Purchase Agreement dated October 21, 2003 among Employer, ComVest Venture Partners, L.P., and Medtronic, Inc.

         6. The Employment Agreement is hereby amended by adding the following subsections (b)(i), (b)(ii), and (b)(iii) at the end of Section 3.1(b):

                           (i) For fiscal year 2004, Employee will be entitled to a quarterly bonus (the "2004 Bonus"), based upon Employer's achievement during each calendar quarter of 2004 of net sales and EBITDA under Employer's operating budget for 2004 that has been approved by the Board of Directors of Employer (the "2004 Operating Budget"), as follows:

                           (A) If Employer's actual net sales during the calendar quarter in 2004 are ninety-five percent (95%) or greater than, but less than one hundred percent (100%) of, the net sales for the same calendar quarter in 2004 as reflected in the 2004 Operating Budget, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $25,000.00 and Y is 25%. If Employer's actual net sales during the calendar quarter in 2004 are one hundred percent (100%) or greater than the net sales for the same calendar quarter in 2004 as reflected in the 2004 Operating Budget, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $25,000.00 and Y is 50%.

                           (B) If the Employer's actual EBITDA for the calendar quarter in 2004 is eighty-two percent (82%) or greater than, but less than one hundred percent (100%) of, EBITDA for the same calendar quarter in 2004 as reflected in the 2004 Operating Budget, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $25,000.00 and Y is 25%. If Employer's actual EBITDA for the calendar quarter in 2004 is one hundred percent (100%) or greater than the EBITDA for the same calendar quarter in 2004 as reflected in the 2004 Operating Budget, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $25,000.00 and Y is 50%.

                           (C) If Employer's actual net sales during the calendar quarter in 2004 are in excess of 105% of the net sales for the same calendar quarter in 2004 as reflected in the 2004 Operating Budget and if Employer's actual EBITDA for the calendar quarter in 2004 is greater than 105% of the EBITDA for the same calendar quarter in 2004 as reflected in the

                                    2004 Operating Budget, then Employee will be entitled to a 2004 Bonus for such calendar quarter under this subparagraph (C) calculated under the formula X times Y, where X is $25,000.00 and Y is 110%. If a bonus is payable under this subparagraph
                                    (C), then no bonus is payable under
                                    subparagraph (A) or subparagraph (B) above.

                           (D) The Chief Executive Officer of Employer will establish management business objectives ("MBOs") for Employee for each calendar quarter during 2004 and will weight each MBO so established. If the MBOs for a quarter are not achieved, then the quarterly bonus which Employee has earned under subparagraph
                                    (A) and subparagraph (B) above, or
                                    subparagraph (C) above, will be reduced for the MBOs that are not achieved. Such reduction will be determined by using a percentage for the MBOs that are not achieved. For example, if the MBOs that are weighted twenty percent (20%) are not achieved, the reduction percentage will be 20% under both subparagraph (A) and subparagraph (B) above, or subparagraph (C) above.

                           (E) For purposes of the 2004 Bonus, in the event Employer sells a product line or division during 2004 or in the event that Employer is acquired by a third party during 2004, then the 2004 Bonus for the quarter in which such event occurs shall be calculated using actual net sales and EBITDA through the month end immediately prior to such sale or acquisition and using net sales and EBITDA under the 2004 Operating Plan through such month end.

                           (F) The 2004 Bonus, if earned for any quarter in 2004, will be payable to Employee on the next pay period after the financial statements for such quarter are finalized.

                           (ii) For the first three quarters of fiscal year 2005, Employee will be entitled to a quarterly bonus (the "2005 Bonus"), based upon Employer's achievement during each calendar quarter of 2005 of net sales and EBITDA under Employer's operating budget for 2005 that has been approved by the Board of Directors of Employer (the "2005 Operating Budget"), as follows:

                           (A) If Employer's actual net sales during the calendar quarter in 2005 are ninety-five percent (95%) or greater than, but less than one hundred percent (100%) of, the net sales for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $30,000.00 and Y is 25%. If Employer's actual net sales during the calendar quarter in 2005 are one hundred percent (100%) or greater than the net sales for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (A) calculated under the formula X times Y, where X is $30,000.00 and Y is 50%.

                           (B) If the Employer's actual EBITDA for the calendar quarter in 2005 is eighty-two percent (82%) or greater than, but less than one hundred percent (100%) of, EBITDA for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $30,000.00 and Y is 25%. If Employer's actual EBITDA for the calendar quarter in 2005 is one hundred percent (100%) or greater than the EBITDA for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (B) calculated under the formula X times Y, where X is $30,000.00 and Y is 50%.

                           (C) If Employer's actual net sales during the calendar quarter in 2005 are in excess of 105% of the net sales for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget and if

                                    Employer's actual EBITDA for the calendar quarter in 2005 is greater than 105% of the EBITDA for the same calendar quarter in 2005 as reflected in the 2005 Operating Budget, then Employee will be entitled to a 2005 Bonus for such calendar quarter under this subparagraph (C) calculated under the formula X times Y, where X is $30,000.00 and Y is 110%. If a bonus is payable under this subparagraph (C), then no bonus is payable under subparagraph (A) or subparagraph (B) above.

                           (D) The Chief Executive Officer of Employer will establish management business objectives ("MBOs") for Employee for the first three calendar quarters during 2005 and will weight each MBO so established. If the MBOs for a quarter are not achieved, then the quarterly bonus which Employee has earned under subparagraph (A) and subparagraph (B) above, or subparagraph (C) above, will be reduced for the MBOs that are not achieved. Such reduction will be determined by using a percentage for the MBOs that are not achieved. For example, if the MBOs that are weighted twenty percent (20%) are not achieved, the reduction percentage will be 20% under both clause (A) and clause (B) above, or clause (C) above.

                           (E) For purposes of the 2005 Bonus, in the event Employer sells a product line or division during 2005 or in the event that Employer is acquired by a third party during 2005, then the 2005 Bonus for the quarter in which such event occurs shall be calculated using actual net sales and EBITDA through the month end immediately prior to such sale or acquisition and using net sales and EBITDA under the 2005 Operating Plan through such month end.

                           (F) The 2005 Bonus, if earned for any quarter in 2005, will be payable to Employee on the next pay period after the financial statements for such quarter are finalized.

                           (iii) For the period from October 1, 2005 through October 31, 2005, the Compensation Committee of the Board of Directors shall determine in its sole discretion the bonus compensation of Employee for such month.

         7. The Employment Agreement is hereby amended by deleting the last sentence in the first paragraph in Section 3.2 in its entirety and by substituting in lieu thereof the following sentence at the end of the first paragraph in Section 3.2:

                  If Employee's employment hereunder is terminated by Employer without good cause, Employee shall be deemed to have earned an additional bonus that is equal to the sum of all quarterly bonuses paid by Employer to Employee for the four (4) calendar quarters immediately preceding the effective date of such termination by Employer without good cause. Such bonus compensation shall be payable to Employee in equal periodic payments on the same basis as if Employee continued to serve as an employee hereunder for the twelve (12) months immediately following the effective date of such termination and received his Salary during such period.

         8. The provisions of this Agreement shall become effective on the Effective Date. Except as expressly amended above, all other provisions of the Employment Agreement shall remain in full force and effect. This Amendment inures to the benefit of, and is binding upon, Employer and its respective successors and assigns and Employee, together with Employee's executor, administrator, personal representatives, heirs, and legatees. This Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements, or agreements to the contrary heretofore made. Except for the Employment Agreement, this Amendment supersedes and terminates all prior agreements and understandings between Employer and Employee concerning the subject matter of this Amendment. This Amendment may be modified only by a written instrument signed by all of the parties hereto. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed, and governed by and in accordance with, the laws of the State of Georgia without reference to its conflicts of law principles. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                             HORIZON MEDICAL PRODUCTS, INC.

                                             By: /s/ Marshall B. Hunt
                                                --------------------------------
                                                 Marshall B. Hunt,
                                                 Chief Executive Officer

                                             EMPLOYEE:

                                              /s/ Robert Wenzel
                                            ------------------------------------
                                            Robert Wenzel